UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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KURA SUSHI USA, INC.

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Your Vote Counts! KURA SUSHI USA, INC 2024 Annual Meeting Vote by January 24, 2024 11:59 PM ET. For shares held in a Plan, vote by January 22, 2024 11:59 PM ET. KURA SUSHI USA, INC 17461 DERIAN AVE, SUITE 200 IRVINE, CA,92614 You invested in KURA SUSHI USA, INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 25, 2024. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 -800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* January 25, 2024 10:00 AM PST Meeting will be held at: 17461 Derian Avenue Suite 200 Irvine, CA 92614 * Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. 1a. Election of Directors Nominees: Shintaro Asako For 1b. Kim Ellis For 1c. Seitaro Ishii For 1d. Carin L. Stutz For 1e. Hajime Uba For 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending on August 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".